SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) FEBRUARY 27, 2006

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                        Commission File Number 001-16173

                             INTREPID HOLDINGS, INC.

        (Exact name of small business issuer as specified in its charter)

                NEVADA                               88-0465858
    (State or other jurisdiction of              (I.R.S. Employer
     incorporation or organization)              Identification No.)

          3200 WILCREST AVE
              SUITE 575
            HOUSTON, TEXAS                              77042
       (Address of principal                          (Zip Code)
         executive offices)

       Registrant's telephone number, including area code:  (713) 278-1990

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM  5.02:  DEPARTURE  OF  DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF
             DIRECTORS;  APPOINTMENT  OF  PRINCIPAL  OFFICERS

Effective February 25, 2006, Thomas J. Cloud, Jr. resigned as the Registrant's President. Additionally, Mr. Cloud resigned from the Registrant's Board of Directors. Mr. Cloud's resignation was not as a result of any disagreement with the Company or any matters relating to the Company's operations, policies or practices.

Additionally, effective February 25, 2006 Jonathan Gilchrist resigned from the Registrant's Board of Directors. Mr. Gilchrist also resigned his position as Chairman of the Registrant's audit committee. There is no conflict or disagreement between Mr. Gilchrist and the Company on any financial or disclosure issue.

ITEM 9.01:  FINANCIAL STATEMENTS AND EXHIBITS

     (C)     EXHIBITS.

     17.1     Letter of resignation from Thomas J. Cloud, Jr.
     17.2     Letter of resignation from Jonathan Gilchrist



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                          Intrepid Holdings, Inc.

                                          By:  /s/  Maurice  Stone
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                                               Maurice  Stone
                                               Chairman  of  the  Board
                                               Chief  Executive  Officer

Date:  February  27,  2006

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